UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 9, 2005

Date of Report (Date of earliest event reported )

Greenfield Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50698	06-1440369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 River Road
Wilton, CT 06897

(Address of Principal Executive Offices and Zip Code)

(203) 834-8585

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

     On February 9, 2005, Greenfield Online, Inc. reported its results of operations for the three and twelve months ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Earnings release for the period ended December 31, 2004, issued by Greenfield Online, Inc. on February 9, 2005 (filed herewith).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.
	By:	/s/ Robert E. Bies
Robert E. Bies
Dated: February 9, 2005		Executive Vice President and Chief Financial Officer

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